Exhibit 24.1
Power of Attorney
     The undersigned director of Baxter International Inc., a Delaware corporation (the “Company”), in connection with the registration by the Company of its guarantee of the debt securities of Baxter Finco B.V., a private company of limited liability recently organized under the laws of The Netherlands and an indirect wholly-owned subsidiary of the Company, hereby constitutes and appoints Susan R. Lichtenstein, Corporate Vice President, General Counsel and Corporate Secretary, David P. Scharf, Associate General Counsel, and Robert M. Davis, Treasurer, and each of them (with full power to each of them to act alone), and any successor or successors to such offices held by each of them, the undersigned’s true and lawful attorney-in-fact and agent for the undersigned and on the undersigned’s behalf and in the undersigned’s name, place and stead, in any and all capacities, to sign, execute and file with the Securities and Exchange Commission the Company’s Registration Statement on Form S-4 (or other appropriate form), together with any and all amendments (including post-effective amendments) and supplements thereto, with all exhibits and any and all documents required to be filed with respect thereto with any regulatory authority, granting unto said attorneys and agents, and each of them, and any successor or successors to such offices held by each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises in order to effectuate the same as fully to all intents and purposes as the undersigned might or could do if personally present, hereby ratifying and confirming all that said attorneys-in-fact and agents, or either of them, may lawfully do or cause to be done by virtue thereof.
     IN WITNESS WHEREOF, the undersigned has hereto signed this power of attorney this 13th day of April 2006.

/s/ Walter E. Boomer
Walter E. Boomer

Power of Attorney
     The undersigned director of Baxter International Inc., a Delaware corporation (the “Company”), in connection with the registration by the Company of its guarantee of the debt securities of Baxter Finco B.V., a private company of limited liability recently organized under the laws of The Netherlands and an indirect wholly-owned subsidiary of the Company, hereby constitutes and appoints Susan R. Lichtenstein, Corporate Vice President, General Counsel and Corporate Secretary, David P. Scharf, Associate General Counsel, and Robert M. Davis, Treasurer, and each of them (with full power to each of them to act alone), and any successor or successors to such offices held by each of them, the undersigned’s true and lawful attorney-in-fact and agent for the undersigned and on the undersigned’s behalf and in the undersigned’s name, place and stead, in any and all capacities, to sign, execute and file with the Securities and Exchange Commission the Company’s Registration Statement on Form S-4 (or other appropriate form), together with any and all amendments (including post-effective amendments) and supplements thereto, with all exhibits and any and all documents required to be filed with respect thereto with any regulatory authority, granting unto said attorneys and agents, and each of them, and any successor or successors to such offices held by each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises in order to effectuate the same as fully to all intents and purposes as the undersigned might or could do if personally present, hereby ratifying and confirming all that said attorneys-in-fact and agents, or either of them, may lawfully do or cause to be done by virtue thereof.
     IN WITNESS WHEREOF, the undersigned has hereto signed this power of attorney this 11th day of April 2006.

/s/ Blake E. Devitt
Blake E. Devitt

Power of Attorney
     The undersigned director of Baxter International Inc., a Delaware corporation (the “Company”), in connection with the registration by the Company of its guarantee of the debt securities of Baxter Finco B.V., a private company of limited liability recently organized under the laws of The Netherlands and an indirect wholly-owned subsidiary of the Company, hereby constitutes and appoints Susan R. Lichtenstein, Corporate Vice President, General Counsel and Corporate Secretary, David P. Scharf, Associate General Counsel, and Robert M. Davis, Treasurer, and each of them (with full power to each of them to act alone), and any successor or successors to such offices held by each of them, the undersigned’s true and lawful attorney-in-fact and agent for the undersigned and on the undersigned’s behalf and in the undersigned’s name, place and stead, in any and all capacities, to sign, execute and file with the Securities and Exchange Commission the Company’s Registration Statement on Form S-4 (or other appropriate form), together with any and all amendments (including post-effective amendments) and supplements thereto, with all exhibits and any and all documents required to be filed with respect thereto with any regulatory authority, granting unto said attorneys and agents, and each of them, and any successor or successors to such offices held by each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises in order to effectuate the same as fully to all intents and purposes as the undersigned might or could do if personally present, hereby ratifying and confirming all that said attorneys-in-fact and agents, or either of them, may lawfully do or cause to be done by virtue thereof.
     IN WITNESS WHEREOF, the undersigned has hereto signed this power of attorney this 12th day of April 2006.

/s/ John D. Forsyth
John D. Forsyth

Power of Attorney
     The undersigned director of Baxter International Inc., a Delaware corporation (the “Company”), in connection with the registration by the Company of its guarantee of the debt securities of Baxter Finco B.V., a private company of limited liability recently organized under the laws of The Netherlands and an indirect wholly-owned subsidiary of the Company, hereby constitutes and appoints Susan R. Lichtenstein, Corporate Vice President, General Counsel and Corporate Secretary, David P. Scharf, Associate General Counsel, and Robert M. Davis, Treasurer, and each of them (with full power to each of them to act alone), and any successor or successors to such offices held by each of them, the undersigned’s true and lawful attorney-in-fact and agent for the undersigned and on the undersigned’s behalf and in the undersigned’s name, place and stead, in any and all capacities, to sign, execute and file with the Securities and Exchange Commission the Company’s Registration Statement on Form S-4 (or other appropriate form), together with any and all amendments (including post-effective amendments) and supplements thereto, with all exhibits and any and all documents required to be filed with respect thereto with any regulatory authority, granting unto said attorneys and agents, and each of them, and any successor or successors to such offices held by each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises in order to effectuate the same as fully to all intents and purposes as the undersigned might or could do if personally present, hereby ratifying and confirming all that said attorneys-in-fact and agents, or either of them, may lawfully do or cause to be done by virtue thereof.
     IN WITNESS WHEREOF, the undersigned has hereto signed this power of attorney this 13th day of April 2006.

/s/ Gail D. Fosler
Gail D. Fosler

Power of Attorney
     The undersigned director of Baxter International Inc., a Delaware corporation (the “Company”), in connection with the registration by the Company of its guarantee of the debt securities of Baxter Finco B.V., a private company of limited liability recently organized under the laws of The Netherlands and an indirect wholly-owned subsidiary of the Company, hereby constitutes and appoints Susan R. Lichtenstein, Corporate Vice President, General Counsel and Corporate Secretary, David P. Scharf, Associate General Counsel, and Robert M. Davis, Treasurer, and each of them (with full power to each of them to act alone), and any successor or successors to such offices held by each of them, the undersigned’s true and lawful attorney-in-fact and agent for the undersigned and on the undersigned’s behalf and in the undersigned’s name, place and stead, in any and all capacities, to sign, execute and file with the Securities and Exchange Commission the Company’s Registration Statement on Form S-4 (or other appropriate form), together with any and all amendments (including post-effective amendments) and supplements thereto, with all exhibits and any and all documents required to be filed with respect thereto with any regulatory authority, granting unto said attorneys and agents, and each of them, and any successor or successors to such offices held by each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises in order to effectuate the same as fully to all intents and purposes as the undersigned might or could do if personally present, hereby ratifying and confirming all that said attorneys-in-fact and agents, or either of them, may lawfully do or cause to be done by virtue thereof.
     IN WITNESS WHEREOF, the undersigned has hereto signed this power of attorney this 18th day of April 2006.

/s/ James R. Gavin III, M.D., Ph.D.
James R. Gavin III, M.D., Ph.D.

Power of Attorney
     The undersigned director of Baxter International Inc., a Delaware corporation (the “Company”), in connection with the registration by the Company of its guarantee of the debt securities of Baxter Finco B.V., a private company of limited liability recently organized under the laws of The Netherlands and an indirect wholly-owned subsidiary of the Company, hereby constitutes and appoints Susan R. Lichtenstein, Corporate Vice President, General Counsel and Corporate Secretary, David P. Scharf, Associate General Counsel, and Robert M. Davis, Treasurer, and each of them (with full power to each of them to act alone), and any successor or successors to such offices held by each of them, the undersigned’s true and lawful attorney-in-fact and agent for the undersigned and on the undersigned’s behalf and in the undersigned’s name, place and stead, in any and all capacities, to sign, execute and file with the Securities and Exchange Commission the Company’s Registration Statement on Form S-4 (or other appropriate form), together with any and all amendments (including post-effective amendments) and supplements thereto, with all exhibits and any and all documents required to be filed with respect thereto with any regulatory authority, granting unto said attorneys and agents, and each of them, and any successor or successors to such offices held by each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises in order to effectuate the same as fully to all intents and purposes as the undersigned might or could do if personally present, hereby ratifying and confirming all that said attorneys-in-fact and agents, or either of them, may lawfully do or cause to be done by virtue thereof.
     IN WITNESS WHEREOF, the undersigned has hereto signed this power of attorney this 11th day of April 2006.

/s/ Peter S. Hellman
Peter S. Hellman

Power of Attorney
     The undersigned director of Baxter International Inc., a Delaware corporation (the “Company”), in connection with the registration by the Company of its guarantee of the debt securities of Baxter Finco B.V., a private company of limited liability recently organized under the laws of The Netherlands and an indirect wholly-owned subsidiary of the Company, hereby constitutes and appoints Susan R. Lichtenstein, Corporate Vice President, General Counsel and Corporate Secretary, David P. Scharf, Associate General Counsel, and Robert M. Davis, Treasurer, and each of them (with full power to each of them to act alone), and any successor or successors to such offices held by each of them, the undersigned’s true and lawful attorney-in-fact and agent for the undersigned and on the undersigned’s behalf and in the undersigned’s name, place and stead, in any and all capacities, to sign, execute and file with the Securities and Exchange Commission the Company’s Registration Statement on Form S-4 (or other appropriate form), together with any and all amendments (including post-effective amendments) and supplements thereto, with all exhibits and any and all documents required to be filed with respect thereto with any regulatory authority, granting unto said attorneys and agents, and each of them, and any successor or successors to such offices held by each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises in order to effectuate the same as fully to all intents and purposes as the undersigned might or could do if personally present, hereby ratifying and confirming all that said attorneys-in-fact and agents, or either of them, may lawfully do or cause to be done by virtue thereof.
     IN WITNESS WHEREOF, the undersigned has hereto signed this power of attorney this 18th day of April 2006.

/s/ Joseph B. Martin, M.D., Ph.D.
Joseph B. Martin, M.D., Ph.D.

Power of Attorney
     The undersigned director of Baxter International Inc., a Delaware corporation (the “Company”), in connection with the registration by the Company of its guarantee of the debt securities of Baxter Finco B.V., a private company of limited liability recently organized under the laws of The Netherlands and an indirect wholly-owned subsidiary of the Company, hereby constitutes and appoints Susan R. Lichtenstein, Corporate Vice President, General Counsel and Corporate Secretary, David P. Scharf, Associate General Counsel, and Robert M. Davis, Treasurer, and each of them (with full power to each of them to act alone), and any successor or successors to such offices held by each of them, the undersigned’s true and lawful attorney-in-fact and agent for the undersigned and on the undersigned’s behalf and in the undersigned’s name, place and stead, in any and all capacities, to sign, execute and file with the Securities and Exchange Commission the Company’s Registration Statement on Form S-4 (or other appropriate form), together with any and all amendments (including post-effective amendments) and supplements thereto, with all exhibits and any and all documents required to be filed with respect thereto with any regulatory authority, granting unto said attorneys and agents, and each of them, and any successor or successors to such offices held by each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises in order to effectuate the same as fully to all intents and purposes as the undersigned might or could do if personally present, hereby ratifying and confirming all that said attorneys-in-fact and agents, or either of them, may lawfully do or cause to be done by virtue thereof.
     IN WITNESS WHEREOF, the undersigned has hereto signed this power of attorney this 12th day of April 2006.

/s/ Robert L. Parkinson, Jr.
Robert L. Parkinson, Jr.

BAXTER INTERNATIONAL INC.
CERTIFICATE
Dated as of April 21, 2006
     I, David P. Scharf, do hereby certify that I hold the title Assistant Corporate Secretary of Baxter International Inc., a Delaware corporation (the “Company”), and as such do hereby further certify as follows:
Attached hereto as Exhibit A is a true, correct and complete copy of resolutions duly adopted by the Board of Directors of the Company on September 27, 2005. Such resolutions have not been amended or modified, are in full force and effect in the form adopted and are the only resolution adopted by the Board of Directors or by any committee of or designated by the Board of Directors relating to powers of attorney concerning the filing of the Registration Statement on Form S-4 being filed on the date hereof.
[The remainder of this page is intentionally left blank.]

     IN WITNESS WHEREOF, this certificate has been executed by the undersigned as of the date first written above.

By:	/s/ David P. Scharf
	Name:	David P. Scharf
	Title:	Assistant Corporate Secretary

Exhibit A
Power of Attorney
     Further Resolved, that each of the directors and officers who may be required to execute the Exchange Offer Registration Statement (whether on behalf of the Corporation or as a director or officer thereof or by attesting the seal of the Corporation or otherwise) be, and each of them individually hereby is, authorized to execute and deliver a power of attorney appointing Susan R. Lichtenstein, Corporate Vice President, General Counsel and Corporate Secretary, David P. Scharf, Associate General Counsel, or Robert M. Davis, Treasurer, and each of them, and any successor or successors to such offices held by each of them, his or her true and lawful attorneys and agents, to execute in his name, place and stead (in any capacity) the Exchange Offer Registration Statement and any and all amendments and supplements relating thereto, including post-effective amendments, and other instruments necessary or appropriate in connection therewith, to attest the seal of the Corporation thereon, and to file the same with the SEC, granting to said attorneys and agents, and each of them, and any successor or successors to such offices held by each of them, the full power and authority to do and perform in the name and on behalf of each of said officers and directors, or both, as the case may be, every act whatsoever which may be necessary or desirable as set forth in such Exchange Offer Registration Statement, and to take or cause to be taken any and all such further actions in connection therewith in the name and on behalf of the Corporation as they, in their sole discretion, deem necessary or appropriate.

Power of Attorney
     The undersigned director of Baxter International Inc., a Delaware corporation (the “Company”), in connection with the registration by the Company of its guarantee of the debt securities of Baxter Finco B.V., a private company of limited liability recently organized under the laws of The Netherlands and an indirect wholly-owned subsidiary of the Company, hereby constitutes and appoints Susan R. Lichtenstein, Corporate Vice President, General Counsel and Corporate Secretary, David P. Scharf, Associate General Counsel, and Robert M. Davis, Treasurer, and each of them (with full power to each of them to act alone), and any successor or successors to such offices held by each of them, the undersigned’s true and lawful attorney-in-fact and agent for the undersigned and on the undersigned’s behalf and in the undersigned’s name, place and stead, in any and all capacities, to sign, execute and file with the Securities and Exchange Commission the Company’s Registration Statement on Form S-4 (or other appropriate form), together with any and all amendments (including post-effective amendments) and supplements thereto, with all exhibits and any and all documents required to be filed with respect thereto with any regulatory authority, granting unto said attorneys and agents, and each of them, and any successor or successors to such offices held by each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises in order to effectuate the same as fully to all intents and purposes as the undersigned might or could do if personally present, hereby ratifying and confirming all that said attorneys-in-fact and agents, or either of them, may lawfully do or cause to be done by virtue thereof.
     IN WITNESS WHEREOF, the undersigned has hereto signed this power of attorney this 11th day of April 2006.

/s/ Carole J. Shapazian
Carole J. Shapazian

Power of Attorney
     The undersigned director of Baxter International Inc., a Delaware corporation (the “Company”), in connection with the registration by the Company of its guarantee of the debt securities of Baxter Finco B.V., a private company of limited liability recently organized under the laws of The Netherlands and an indirect wholly-owned subsidiary of the Company, hereby constitutes and appoints Susan R. Lichtenstein, Corporate Vice President, General Counsel and Corporate Secretary, David P. Scharf, Associate General Counsel, and Robert M. Davis, Treasurer, and each of them (with full power to each of them to act alone), and any successor or successors to such offices held by each of them, the undersigned’s true and lawful attorney-in-fact and agent for the undersigned and on the undersigned’s behalf and in the undersigned’s name, place and stead, in any and all capacities, to sign, execute and file with the Securities and Exchange Commission the Company’s Registration Statement on Form S-4 (or other appropriate form), together with any and all amendments (including post-effective amendments) and supplements thereto, with all exhibits and any and all documents required to be filed with respect thereto with any regulatory authority, granting unto said attorneys and agents, and each of them, and any successor or successors to such offices held by each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises in order to effectuate the same as fully to all intents and purposes as the undersigned might or could do if personally present, hereby ratifying and confirming all that said attorneys-in-fact and agents, or either of them, may lawfully do or cause to be done by virtue thereof.
     IN WITNESS WHEREOF, the undersigned has hereto signed this power of attorney this 11th day of April 2006.

/s/ Thomas T. Stallkamp
Thomas T. Stallkamp

Power of Attorney
     The undersigned director of Baxter International Inc., a Delaware corporation (the “Company”), in connection with the registration by the Company of its guarantee of the debt securities of Baxter Finco B.V., a private company of limited liability recently organized under the laws of The Netherlands and an indirect wholly-owned subsidiary of the Company, hereby constitutes and appoints Susan R. Lichtenstein, Corporate Vice President, General Counsel and Corporate Secretary, David P. Scharf, Associate General Counsel, and Robert M. Davis, Treasurer, and each of them (with full power to each of them to act alone), and any successor or successors to such offices held by each of them, the undersigned’s true and lawful attorney-in-fact and agent for the undersigned and on the undersigned’s behalf and in the undersigned’s name, place and stead, in any and all capacities, to sign, execute and file with the Securities and Exchange Commission the Company’s Registration Statement on Form S-4 (or other appropriate form), together with any and all amendments (including post-effective amendments) and supplements thereto, with all exhibits and any and all documents required to be filed with respect thereto with any regulatory authority, granting unto said attorneys and agents, and each of them, and any successor or successors to such offices held by each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises in order to effectuate the same as fully to all intents and purposes as the undersigned might or could do if personally present, hereby ratifying and confirming all that said attorneys-in-fact and agents, or either of them, may lawfully do or cause to be done by virtue thereof.
     IN WITNESS WHEREOF, the undersigned has hereto signed this power of attorney this 14th day of April 2006.

/s/ K. J. Storm
K. J. Storm

Power of Attorney
     The undersigned director of Baxter International Inc., a Delaware corporation (the “Company”), in connection with the registration by the Company of its guarantee of the debt securities of Baxter Finco B.V., a private company of limited liability recently organized under the laws of The Netherlands and an indirect wholly-owned subsidiary of the Company, hereby constitutes and appoints Susan R. Lichtenstein, Corporate Vice President, General Counsel and Corporate Secretary, David P. Scharf, Associate General Counsel, and Robert M. Davis, Treasurer, and each of them (with full power to each of them to act alone), and any successor or successors to such offices held by each of them, the undersigned’s true and lawful attorney-in-fact and agent for the undersigned and on the undersigned’s behalf and in the undersigned’s name, place and stead, in any and all capacities, to sign, execute and file with the Securities and Exchange Commission the Company’s Registration Statement on Form S-4 (or other appropriate form), together with any and all amendments (including post-effective amendments) and supplements thereto, with all exhibits and any and all documents required to be filed with respect thereto with any regulatory authority, granting unto said attorneys and agents, and each of them, and any successor or successors to such offices held by each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises in order to effectuate the same as fully to all intents and purposes as the undersigned might or could do if personally present, hereby ratifying and confirming all that said attorneys-in-fact and agents, or either of them, may lawfully do or cause to be done by virtue thereof.
     IN WITNESS WHEREOF, the undersigned has hereto signed this power of attorney this 12th day of April 2006.

/s/ Albert P.L. Stroucken
Albert P.L. Stroucken